Exhibit 99.3

ENERGY SOURCE, LLC

FINANCIAL STATEMENTS

For the Six Months Ended

June 30, 2015 and 2014

TABLE OF CONTENTS

Page No.

FINANCIAL STATEMENTS

Balance Sheets	1

Statements of Operations and Members’ Equity	2

Statements of Cash Flows	3

Notes to Financial Statements	4 -10

ENERGY SOURCE, LLC

BALANCE SHEETS

(No Assurance is Provided)

	June 30,	December 31,
	2015	2014
ASSETS

CURRENT ASSETS
Cash	$103,215	$383,474
Cash - escrow	3,741	208
Contract receivables	2,030,021	5,579,928
Other receivable	—	81,240
Prepaid expenses	65,031	39,303
Costs and estimated earnings in excess of billings on uncompleted contracts	1,464,925	1,165,639

	3,666,933	7,249,792

PROPERTY AND EQUIPMENT
Land	163,982	163,982
Building and improvements	568,308	568,308
Furniture and fixtures	119,888	114,060
Computer equipment	47,859	47,859

	900,037	894,209
Less accumulated depreciation	48,117	24,589

	851,920	869,620

OTHER ASSETS
Due from members	1,084,208	1,082,692

TOTAL ASSETS	$5,603,061	$9,202,104

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Line of credit	$1,207,453	$1,407,453
Note payable, current portion	16,839	16,486
Accounts payable	1,684,254	3,296,855
Accrued expenses	355,145	670,107
Billings in excess of costs and estimated earnings on uncompleted contracts	66,916	704,881

	3,330,607	6,095,782

NOTE PAYABLE	452,748	461,137

MEMBERS’ EQUITY	1,819,706	2,645,185

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,603,061	$9,202,104

See accompanying notes to financial statements.

ENERGY SOURCE, LLC

STATEMENTS OF OPERATIONS AND MEMBERS’ EQUITY

(No Assurance is Provided)

	Six Months Ended
	June 30,
	2015	2014
CONTRACT REVENUES	$6,907,426	$5,466,713

COST OF CONTRACT REVENUES
Purchases	3,498,357	3,116,927
Direct labor	81,388	13,333
Consulting	—	2,000
Equipment delivery	12,774	16,102
Licenses and permits	7,025	6,352
Outside labor	1,662,001	928,483
Process bonds	—	4,723
Processing	—	12,495

	5,261,545	4,100,415

GROSS PROFIT	1,645,881	1,366,298

OPERATING EXPENSES	1,593,053	1,197,754

INCOME FROM OPERATIONS	52,828	168,544

OTHER INCOME (EXPENSE)
Interest income	1,516	—
Other income	—	8,135
Interest expense	(29,083)	(25,198)
Loss on disposal of property and equipment	—	(16,549)

	(27,567)	(33,612)

NET INCOME	25,261	134,932

MEMBERS’ EQUITY, beginning	2,645,185	2,067,718

MEMBERS’ DISTRIBUTIONS	(850,740)	(1,078,884)

MEMBERS’ EQUITY, ending	$1,819,706	$1,123,766

See accompanying notes to financial statements.

ENERGY SOURCE, LLC

STATEMENTS OF CASH FLOWS

(No Assurance is Provided)

	Six Months Ended
	June 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$25,261	$134,932
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	23,528	4,795
Loss on disposal of property and equipment	—	16,549
Imputed interest on amounts due from members	(1,516)	—
Changes in assets and liabilities:
Cash - escrow	(3,533)	1,663
Contract receivables	3,549,907	1,157,136
Other receivable	81,240	—
Prepaid expenses	(25,728)	(18,058)
Costs and estimated earnings in excess of billings on uncompleted contracts	(299,286)	(726,340)
Accounts payable	(1,612,601)	(482,013)
Accrued expenses	(314,962)	36,818
Billings in excess of costs and estimated earnings on uncompleted contracts	(637,965)	50,202

Total adjustments	759,084	40,752

NET CASH PROVIDED BY OPERATING ACTIVITIES	784,345	175,684

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(5,828)	(344,857)
Proceeds on disposal of property and equipment	—	1,800
Advances of amounts due from member	—	(34)

NET CASH USED IN INVESTING ACTIVITIES	(5,828)	(343,091)

CASH FLOWS FROM FINANCING ACTIVITIES
Net change in line of credit	(200,000)	160,000
Repayments of note payable	(8,036)	(2,567)
Members’ distributions	(850,740)	(770,000)

NET CASH USED IN FINANCING ACTIVITIES	(1,058,776)	(612,567)

NET CHANGE IN CASH	(280,259)	(779,974)

CASH, beginning	383,474	916,916

CASH, ending	$103,215	$136,942

See accompanying notes to financial statements.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

(No Assurance is Provided)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Energy Source, LLC (Company) is a turnkey provider of energy conservation initiatives within the Commercial, Industrial, Hospitality, Retail, Education and Municipal sectors. Based in Providence, Rhode Island, the Company works closely with clients both locally and nationally to identify energy conservation opportunities from “broad stroke” identification through actual implementation of projects.

Basis of Accounting

The Company’s financial statements are prepared on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America (US GAAP). Under this method of accounting, revenue is recognized when amounts are earned and when the amount and timing of the revenue can be reasonably estimated. Expenses are recognized when they occur.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Accordingly, actual results may differ from those estimates.

Contract Receivables

Contract receivables are reported at the balance outstanding less an allowance for doubtful accounts. The allowance for doubtful accounts is a valuation allowance for probable incurred credit losses, increased by the provision for doubtful accounts and decreased by write-offs less recoveries. Management estimates the allowance balance based on past experience, information about specific customer situations, economic conditions and other factors. Doubtful accounts are charged to the allowance in the period when they are determined to be uncollectible and receipts of accounts previously written off are credited to the allowance in the period of receipt. There was no allowance for doubtful accounts at June 30, 2015 and December 31, 2014.

Other Receivable

The Company earns rebate incentives based on reaching targeted purchase levels with a certain vendor. Such rebates are included in other receivable on the accompanying balance sheet.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

(No Assurance is Provided)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue and Cost Recognition

Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method of accounting. Under this method, the percentage of contract revenue to be recognized currently is computed as that percentage of estimated total revenue that incurred costs to date bear to the estimated total costs for each contract, after giving effect to the most recent estimates of costs to complete. This method is used because management considers total cost to be the best available measure of progress on these contracts.

Contract costs include all direct material and labor costs and indirect costs related to contract performance, such as labor, delivery, licenses and processing. Operating costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, costs and estimated earnings in excess of billings on uncompleted contracts, represents revenues recognized in excess of amounts billed. The liability, billings in excess of costs and estimated earnings on uncompleted contracts, represents billings in excess of revenues recognized.

Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment is computed using straight-line methods over the assets’ estimated useful lives, ranging from five to thirty-nine years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred.

Advertising

Advertising costs are charged to expense as incurred. Advertising expense totaled $9,761 and $8,616 for the six months ended June 30, 2015 and 2014, respectively.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

(No Assurance is Provided)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its members on their respective income tax returns. The Company’s federal tax status as pass-through entity is based on its legal status as an S-Corporation. Accordingly, the Company is not required to take any tax positions in order to qualify as a pass-through entity. The Company is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Company has no other tax positions which must be considered for disclosure. The Company’s income tax returns are subject to examination by taxing authorities generally for the three years preceding the year ended December 31, 2014.

NOTE 2 - BUSINESS MERGER

Effective June 23, 2014, the Company executed a plan of merger whereby the Company and MLRS FL, Inc. (entities under common control) merged into a single limited liability company with the Company as the surviving entity. The accompanying financial statements have been combined retrospectively, as if the merger had occurred at the beginning of the year. The transaction was accounted for in a manner similar to the pooling-of-interest method whereby assets and liabilities were measured and transferred at their carrying amounts.

NOTE 3 - CONTRACT RECEIVABLES

Contract receivables consisted of the following:

	June 30,	December 31,
	2015	2014
Completed contracts	$2,030,021	4,046,482
Uncompleted contracts	—	1,533,446

	$2,030,021	$5,579,928

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

(No Assurance is Provided)

NOTE 4 - RELATED PARTY TRANSACTIONS

Operating Lease

The Company leased office space from an entity related through common ownership under a month-to-month operating lease. In June 2014, the Company moved its headquarters to a building purchased by the Company and terminated this lease agreement. Rent expense associated with this operating lease totaled $20,000 for the six months ended June 30, 2014.

Due from Members

The Company has advanced funds to the members of the Company. Such advances bear interest at the federal blended rate (0.28% at June 30, 2015 and December 31, 2014) and are due on demand, with demand not expected within one year.

NOTE 5 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

The following is a summary of costs and estimated earnings as they relate to uncompleted contracts:

	June 30,	December 31,
	2015	2014
Costs incurred on uncompleted contracts	$1,344,222	$1,803,197
Estimated earnings	402,679	689,266

	1,746,901	2,492,463
Less billings to date	(348,892)	(2,031,705)

	$1,398,009	$460,758

Included in the accompanying balance sheet under the following captions:

	June 30,	December 31,
	2015	2014
Costs and estimated earnings in excess of billings on uncompleted contracts	$1,464,925	$1,165,639
Billings in excess of costs and estimated earnings on uncompleted contracts	(66,916)	(704,881)

	$1,398,009	$460,758

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

(No Assurance is Provided)

NOTE 6 - LINE OF CREDIT

The Company maintains a $2,000,000 revolving credit line agreement with a bank. The line is secured by substantially all of the Company’s assets as well as the guarantees of the Company’s members. Borrowings on the line bear interest at the bank’s base rate less 0.25%, with a floor of 3.75% (3.75% at June 30, 2015 and December 31, 2014). In addition, the line contains certain restrictive financial covenants that provide for, among other things, a minimum debt service coverage ratio.

NOTE 7 - NOTE PAYABLE

The Company has a mortgage note payable with a bank in the original amount of $488,000. The note is secured by certain real estate owned by the Company as well as the guarantees of the Company’s members. The note is payable in monthly installments of $3,038, including principal and interest charged at 4.25%, through maturity at April 2034. The note allows for an adjustment of the interest rate every five years equal to the then five year classic advance rate plus 2.50%, subject to a floor of 4.25%.

As of June 30, 2015, scheduled maturities of the note payable are as follows:

Period Ending
June 30,	Amount
2016	$16,839
2017	17,569
2018	18,330
2019	19,124
2020	19,953
Thereafter	377,772

$469,587

NOTE 8 - RETIREMENT PLAN

The Company maintains a defined contribution retirement plan (Plan) for its employees. Participation in the Plan is available to substantially all employees who have completed one month of service and are age twenty-one or older. The Company contributed $27,311 and $20,915 to the Plan during the six months ended June 30, 2015 and 2014, respectively.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

(No Assurance is Provided)

NOTE 9 - MAJOR CUSTOMERS AND CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and contract receivables.

The Company maintains certain cash balances in financial institutions located in the state of Massachusetts. Balances maintained in interest bearing and non-interest bearing accounts are insured by the FDIC up to $250,000 for each depositor in each institution. At June 30, 2015, the Company had approximately $30,000 of cash exceeding the FDIC insurance limit.

The Company’s cash balances fluctuate throughout the year and may exceed insured limits from time to time. The Company has not experienced any losses on such accounts and monitors the credit-worthiness of the financial institutions with which it conducts business. Management believes that the Company is not exposed to significant credit risk with respect to its cash balances.

Four customers represented approximately 54% of contract receivables at June 30, 2015. In addition, two customers represented approximately 26% of contract receivables at December 31, 2014.

For the six months ended June 30, 2015 and 2014, approximately 79% and 78% of contract revenues, respectively, were from customers who financed their service contracts through rebates from demand side management programs provided by third-party utility companies. Such programs are administered at the discretion of the third-party utility companies.

Additionally, one vendor represented approximately 50% and 49% of accounts payable at June 30, 2015 and December 31, 2014, respectively. Purchases from one vendor represented 43% of total purchases for the six months ended June 30, 2015 and purchases from two vendor represented 59% of total purchases for the six months ended June 30, 2014. Although the Company predominately uses a few suppliers, management believes that other suppliers could provide similar services on comparable terms.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

(No Assurance is Provided)

NOTE 10 - BACKLOG

The following schedule summarizes changes in backlog on contracts during the six months ended June 30, 2015. Backlog represents the amount of revenue on contracts the Company expects to realize from work to be performed on uncompleted contracts in progress at period end and from contractual agreements on which work has not begun.

Backlog, beginning of period	$2,274,046
New contracts executed during the period	8,961,722

11,235,768
Less contract revenue earned during the period	6,907,426

Backlog, end of period	$4,328,342

NOTE 11 - SUPPLEMENTAL CASH FLOW INFORMATION

Net cash flows from operating activities, as presented in the accompanying statement of cash flows for the six months ended June 30, 2015 and 2014, reflect cash payments for interest of $29,083 and $25,198, respectively.

In addition, the accompanying statement of cash flows for the six months ended June 30, 2014 excludes the effect of noncash investing and financing activities resulting from:

•	The acquisition of property and equipment of $485,402 and the increase in cash – escrow of $2,598 through the execution of a note payable; and

•	The distribution of $308,884 in amounts due from members; and

•	The reduction in accounts payable of $153,635 through a decrease in due from affiliate; and

•	The transfer of $886,080 in due from affiliate to due from members.

NOTE 12 - SUBSEQUENT EVENT

Management evaluated the activity of the Company through August 31, 2015, the date the financial statements were available to be issued, and concluded that one subsequent event had occurred that requires disclosure in the notes to the financial statements.

On August 5, 2015, the members sold 100% of their interests in the Company to an unrelated party for $30,000,000. The accompanying financial statements have not been altered as a result of the sale.